UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
@NFX Publication

Item 2.02 Results of Operations and Financial Condition
     On February 7, 2007, Newfield issued a press release announcing its fourth quarter and full-year 2006 financial and operating results and first quarter 2007 earnings guidance. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
     On February 7, 2007, Newfield issued its @NFX publication, which includes an update on key development projects, budgeted capital expenditures for 2007 by region, an operational update by region and updated tables detailing complete hedging positions as of February 7, 2007. A copy of this publication is furnished herewith as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release issued by Newfield Exploration Company on February 7, 2007.

99.2	@NFX publication issued by Newfield Exploration Company on February 7, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 8, 2007	By:	/s/ TERRY W. RATHERT

Terry W. Rathert
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on February 7, 2007.

99.2	@NFX publication issued by Newfield Exploration Company on February 7, 2007.

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